       MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - EQUITIES PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                        Amount of     % of     % of
                                         Offering          Total         Shares     Offering  Funds
  Security      Purchase/    Size of     Price of        Amount of      Purchased   Purchased  Total                     Purchased
  Purchased    Trade Date   Offering      Shares         Offering        By Fund     By Fund   Assets      Brokers          From
  ---------    ----------   --------     --------    -----------------  ---------   --------- -------   -------------   ------------
 Merrill Lynch  04/22/08        -        $25.000     $2,550,000,000.00    2,000       0.00%    0.24%       Merrill        Merrill
 & Company PFD                                                                                             Lynch &         Lynch
     8.625                                                                                                Co., Citi,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                             UBS
                                                                                                          Investment
                                                                                                            Bank,
                                                                                                            Credit
                                                                                                           Suisse,
                                                                                                           Wachovia
                                                                                                         Securities,
                                                                                                           Banc of
                                                                                                           America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                             BB&T
                                                                                                           Capital
                                                                                                           Markets,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                         Securities,
                                                                                                            Lehman
                                                                                                          Brothers,
                                                                                                            Morgan
                                                                                                           Keegan &
                                                                                                           Company,
                                                                                                           Inc. RBC
                                                                                                           Capital
                                                                                                           Markets,
                                                                                                             RBS
                                                                                                          Greenwich
                                                                                                           Capital,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                          Humphrey,
                                                                                                         Wells Fargo
                                                                                                          Securities

     Wells      05/12/08        -        $100.000    $2,500,000,000.00    55,000      0.00%    0.25%      JPMorgan,      JPMorgan
     Fargo                                                                                                   UBS        Securities
 Capital XIII                                                                                             Investment
  7.700% due                                                                                                Bank,
  12/29/2049                                                                                               Merrill
                                                                                                           Lynch &
                                                                                                         Co., Morgan
                                                                                                           Stanley,
                                                                                                            Wells
                                                                                                            Fargo
                                                                                                         Institutional
                                                                                                          Brokerage
                                                                                                          and Sales